ACCOUNT CONTROL AGREEMENT


     THIS ACCOUNT CONTROL AGREEMENT (this "Agreement"), dated as of June 19, 2001 is entered into by and among JEFFERIES & COMPANY, INC. or its assigns (the "Creditor"), NEW WORLD ENBCDEB CORP., a New York corporation (the "Debtor") and a wholly-owned direct subsidiary of New World Coffee Manhattan Bagel, Inc. ("New World") and JEFFERIES & COMPANY, INC., as broker (the "Broker").


                                    RECITALS

     WHEREAS, Creditor, as collateral agent and as a purchaser, and Debtor have entered into a Note Purchase and Security Agreement dated June 19, 2001 (the "Purchase Agreement") pursuant to which the Creditor has purchased Secured Increasing Rate Notes (the "Notes"), dated June 19, 2001 from the Debtor in the principal amount of $35.0 million;

     WHEREAS, to secure its obligations under the Purchase Agreement, the Notes and any "payment-in-kind" notes issued in connection therewith, Debtor has, pursuant to the Purchase Agreement, granted Collateral Agent, for the benefit of the Creditor and holders of the Notes, a security interest in the 7.25% subordinated convertible debentures due June 2004 (the "Einstein Debentures") of Einstein/Noah Bagel Corp. ("Einstein") held by Broker for Debtor; and

     WHEREAS, the parties are entering into this agreement to perfect Creditor's security interest in that account.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                                   THE ACCOUNT

     Broker represents and warrants to Creditor that:

     (a)  Broker   maintains  a  securities   account,   number  290-14316  (the
"Account"), for Debtor,

     (b) the Account is a "securities account" as defined in Section 8-501(a) of the UCC,

     (c) Broker is a "securities intermediary" (as defined in Section 8-102(a)(14) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) and is acting as such capacity in respect of the Account, (d) Broker shall, subject to the terms of this Agreement, treat Debtor as entitled to exercise the rights that compromise all financial assets from time to time credited to the Account,

     (e) all property delivered to Broker by or on behalf of Debtor will be promptly credited to the Account, and

     (f) all financial assets credited to the Account shall be registered in the name of Broker, indorsed to Broker or in blank or credited to another securities account maintained in the name of Broker and in no case will any financial asset credited to the Account be registered in the name of Debtor, payable to the order of Debtor or specially indorsed to Debtor unless such financial asset has been further indorsed to Broker or in blank.

                                    ARTICLE 2

                               ENTITLEMENT ORDERS

     Broker agrees to comply with any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) originated by the Creditor and relating to the Account or any financial asset credited thereto without further consent of Debtor or any other person. Debtor consents to the foregoing agreement by Broker.

                                    ARTICLE 3

                             MAINTENANCE OF ACCOUNT

     The Broker shall maintain the Account and shall not comply with entitlement orders originated by the Debtor or any duly authorized agent of the Debtor in respect of the Account and any or all financial assets credited thereto, except an entitlement order originated by the Debtor that provides for (a) the tender of the Einstein Debentures to Einstein or Einstein's authorized agent for distribution thereon under a confirmed plan or plans of reorganization and (b) the payment of the proceeds therefrom by the Creditor on behalf of the Debtor. After Broker receives a written notice from the Creditor that it is exercising exclusive control over the Account, in the form of Exhibit A hereto (a "Notice of Exclusive Control"), Broker will cease complying with entitlement orders of Debtor and any of its agents.

                                    ARTICLE 4

                           NOTICE OF EXCLUSIVE CONTROL

     Creditor hereby agrees with Debtor not to deliver a Notice of Exclusive Control to Broker unless an Event of Default (as defined in the Note) shall have occurred and be then continuing. The agreement of Creditor and Debtor in this
Article 4 is intended only to set forth rights and obligations of Debtor and Creditor between themselves and is not intended to, and shall not, affect the obligations of Broker under Article 2.

                                    ARTICLE 5

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF BROKER

     Broker makes the following representations, warranties and covenants:

     (i) The Account has been established as set forth in Article 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. Broker will not change the name or account number of the Account without the prior written consent of Creditor.

     (ii) No financial asset credited to the Account is or will be registered in the name of Debtor, payable to the order of Debtor or specially indorsed to Debtor, unless such financial asset has been further indorsed by Debtor to Broker or in blank.

     (iii) This Agreement is a valid and binding agreement of Broker enforceable in accordance with its terms.

     (iv) Broker has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such person. Broker has not entered into any other agreement with Debtor or Creditor purporting to limit or condition the obligation of Broker to comply with entitlement orders as agreed in Article 2 hereof.

                                    ARTICLE 6

                    PRIORITY OF CREDITOR'S SECURITY INTEREST

     Broker subordinates in favor of Creditor any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that Broker shall retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

                                    ARTICLE 7

            STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS

     Broker shall send copies of all statements and confirmations for the Account simultaneously to Debtor and Creditor. Broker shall use reasonable efforts promptly to notify Creditor and Debtor if any other person claims that it has a property interest in property in the Account and that it is a violation of that person's rights for anyone else to hold, transfer, or deal with the property.

                                    ARTICLE 8

                             BROKER'S RESPONSIBILITY

     Except for  permitting a withdrawal,  delivery,  or payment in violation of
Article 3, Broker shall not be liable to Creditor for complying with entitlement orders from Debtor that are received by Broker before Broker receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

     Broker shall not be liable to Debtor for complying with a Notice of Exclusive Control or with entitlement orders originated by Creditor, even if Debtor notifies Broker that Creditor is not legally entitled to issue the entitlement order or Notice of Exclusive Control, unless:

     (a) Broker takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process, or

     (b) Broker acts in collusion with Creditor in violating Debtor's rights.

     This agreement does not create any obligation of Broker except for those expressly set forth in this agreement. In particular, Broker need not investigate whether Creditor is entitled under Creditor's agreements with Debtor to give an entitlement order or a Notice of Exclusive Control. Broker may rely on notices and communications it believes given by the appropriate party.

                                    ARTICLE 9

                                    INDEMNITY

     Debtor hereby indemnifies Broker, its officers, directors, employees, and agents against claims, liabilities, and expenses arising out of this agreement (including reasonable attorneys' fees and disbursements), except to the extent the claims, liabilities, or expenses are caused by Broker's gross negligence or willful misconduct.

                                   ARTICLE 10

                              TERMINATION; SURVIVAL

     Creditor may terminate this agreement by written notice to Broker and Debtor. Broker may terminate this agreement on 30 days' written notice to Creditor and Debtor.

     If Creditor notifies Broker that Creditor's security interest in the Account has terminated, this agreement shall immediately terminate and the property credited to the Account shall be immediately returned and released to the Debtor.

     Articles 8 and 9 shall survive termination of this agreement.

                                   ARTICLE 11

                                  GOVERNING LAW

     This agreement and the Account shall be governed by the laws of the State of New York. The State of New York shall be deemed to be the "securities intermediary's jurisdiction" for purposes of the UCC (including, without limitation, Sections 8-110 and 9-103(6) thereof). Broker and Debtor may not change the law governing the Account without Creditor's express written agreement.

                                   ARTICLE 12

                                ENTIRE AGREEMENT

     This agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

                                   ARTICLE 13

                                   AMENDMENTS

     No amendment of, or waiver of a right under, this agreement shall be binding unless it is in writing and signed by each of the parties hereto.

                                   ARTICLE 14

                                  SEVERABILITY

     To the extent a provision of this agreement is unenforceable, this agreement shall be construed as if the unenforceable provision were omitted.

                                   ARTICLE 15

                                FINANCIAL ASSETS

     All property credited to the Account shall be treated as financial assets under Article 8 of the UCC.

                                   ARTICLE 16

                             SUCCESSORS AND ASSIGNS

     A successor to or assignee of Creditor's rights and obligations under the security agreement between Creditor and Debtor shall succeed to Creditor's rights and obligations under this agreement.

                                   ARTICLE 17

                                     NOTICES

     A notice or other communication to a party under this agreement shall be in writing (except that entitlement orders may be given orally), shall be sent to the party's address set forth below or to such other address as the party may notify the other parties and shall be effective on receipt.

If to the Debtor notices shall be sent to:

        New World Coffee-- Manhattan Bagel, Inc.
        246 Industrial Way West Eatontown,
        New Jersey  07724
        Facsimile No.:  (732) 544-4503
        Attention:  R. Ramin Kamfar


with a copy to:

        Ruskin Moscou, Evans & Faltischek, P.C.
        170 Old Country Road
        Mineola, New York  11501-4366
        Facsimile No.:  (516) 663-6642
        Attention:  Stuart M. Sieger, Esq.

If to the Creditor notices shall be sent to:

        JEFFERIES & COMPANY, INC.
        11100 Santa Monica Boulevard
        Los Angeles, California 90025
        Facsimile No.:  (310) 575-5166
        Attention:  Brent Stevens


If to the Broker notices shall be sent to:

        JEFFERIES & COMPANY, INC.
        11100 Santa Monica Boulevard
        Los Angeles, California 90025
        Facsimile No.:  (310) 575-5166
        Attention:  Brent Stevens


     IN WITNESS WHEREOF, the undersigned have executed this Account Control Agreement as of the date above written.

                                         NEW WORLD ENBCDEB CORP., as Debtor


                                         By:/s/___________________
                                         Name:
                                         Title:


                                        JEFFERIES & COMPANY, INC., as Creditor


                                        By:/s/ ___________________
                                        Name:
                                        Title:


                                         JEFFERIES & COMPANY, INC., as Broker


                                         By:/s/___________________
                                         Name:
                                         Title:



                                                                    Exhibit A

                          [Letterhead of Secured Party]


                                     [Date]

JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
Los Angeles, California 90025
Attention: _________________

                  Re: Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Account Control Agreement dated as of June 19, 2001 among New World ENBCDEB Corp., us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number ______ (the "Account"), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to New World ENBCDEB Corp.


                                   Very truly yours,

                                   JEFFERIES & COMPANY, INC., as Creditor

                                   By:
                                      -----------------------------------
                                       Title:

cc: New World ENBCDEB Corp.